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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: May 17, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



           California                 File No. 0-19231           68-0166366
           ----------                 ----------------           ----------
 (State or other jurisdiction of   (Commission File Number)   (IRS Employer)
   Incorporated or organization)                            Identification No.)



      111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
      ---------------------------------------------                 ----------
        (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
                                                           --------------





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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp announces completion of its current share repurchase program and an increase in its quarterly cash dividend to twenty cents per share on the Company's Common Stock.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            05-17-01
Date:  ___________________      REDWOOD EMPIRE BANCORP
                                ----------------------
                                     (Registrant)


                                     /s/ James E. Beckwith
                                By:
                                    -----------------------------------
                                    James E. Beckwith
                                    Executive Vice President and
                                    Chief Operating Officer


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                                             FOR:    REDWOOD EMPIRE BANCORP

                                      APPROVED BY:   James Beckwith
                                                     Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release


                   REDWOOD EMPIRE BANCORP ANNOUNCES COMPLETION
                 OF ITS CURRENT SHARE REPURCHASE PROGRAM AND AN
           INCREASE IN ITS QUARTERLY DIVIDEND OF 33% TO $.20 PER SHARE


SANTA ROSA, Calif. (May 16, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that it has completed its share repurchases announced on January 24, 2001 and February 20, 2001. Under these repurchases the Company bought a total of approximately 542,000 shares at an average price of $27.93 per share.
         The Board of Directors has also declared a quarterly cash dividend of twenty cents per share on the Company's Common Stock. This dividend declaration represents an increase of five cents a share or 33%. The dividend is payable on July 16, 2001 to shareholders of record on June 29, 2001.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.
         The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.

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